Nuveen Credit Strategies Income Fund N-2ASR

Exhibit 99.(t)(1)

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 14th day of June 2023.

/s/ Amy B.R. Lancellotta
Amy B.R. Lancellotta

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 14th day of June 2023.

/s/ Joanne T. Medero
Joanne T. Medero

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 14th day of June 2023.

/s/ Albin F. Moschner
Albin F. Moschner

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 14th day of June 2023.

/s/ John K. Nelson
John K. Nelson

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 14th day of June 2023.

/s/ Matthew Thornton III
Matthew Thornton III

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 14th day of June 2023.

/s/ Terence J. Toth
Terence J. Toth

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 14th day of June 2023.

/s/ Margaret L. Wolff
Margaret L. Wolff

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 14th day of June 2023.

/s/ Robert L. Young
Robert L. Young

APPENDIX A

Nuveen AMT-Free Municipal Credit Income Fund (NVG)

Nuveen AMT-Free Municipal Value Fund (NUW)

Nuveen AMT-Free Quality Municipal Income Fund (NEA)

Nuveen Arizona Quality Municipal Income Fund (NAZ)

Nuveen California AMT-Free Quality Municipal Income Fund (NKX)

Nuveen California Quality Municipal Income Fund (NAC)

Nuveen California Municipal Value Fund (NCA)

Nuveen California Select Tax-Free Income Portfolio (NXC)

Nuveen Core Equity Alpha Fund (JCE)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Dow 30 Dynamic Overwrite Fund (DIAX)

Nuveen Dynamic Municipal Opportunities Fund (NDMO)

Nuveen Enhanced Municipal Value Fund (NEV)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Minnesota Quality Municipal Income Fund (NMS)

Nuveen Municipal Credit Opportunities Fund (NMCO)

Nuveen Municipal High Income Opportunity Fund (NMZ)

Nuveen Municipal Income Fund, Inc. (NMI)

Nuveen Municipal Value Fund, Inc. (NUV)

Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX)

Nuveen Preferred & Income Opportunities Fund (JPC)

Nuveen Preferred & Income Securities Fund (JPS)

Nuveen Real Estate Income Fund (JRS)

Nuveen S&P Buy-Write Income Fund (BXMX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Select Tax-Free Income Portfolio (NXP)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Taxable Municipal Income Fund (NBB)

Nuveen Virginia Quality Municipal Income Fund (NPV)